UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2015

IGNYTA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36344	45-3174872
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11111 Flintkote Avenue

San Diego, California 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 255-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On October 16, 2015, Ignyta, Inc. (“Ignyta”) entered into a Lease (the “Lease”) with BMR-Axiom LP (“BMR”) to lease approximately 62,472 rentable square feet of office and laboratory space in the building located at 4545 Towne Centre Court, San Diego, California 92122 (the “4545 Building”) and approximately 32,674 rentable square feet of office and laboratory space in the building located at 4535 Towne Centre Court, San Diego, California 92122 (the “4535 Building,” and, together with the 4545 Building, the “Towne Centre Premises”). The lease term with respect to the Towne Centre Premises will commence on the date that BMR delivers the premises to Ignyta after landlord improvements and tenant improvements have been completed (the “Lease Commencement Date”), which date the parties estimate to be on or around October 21, 2016.

The Lease will expire 120 months after the Lease Commencement Date, with Ignyta having options to extend the term for two additional terms of five years as to the entire Towne Centre Premises at the then-current fair market rental rate (as defined in the Lease). During the term and so long as Ignyta is leasing all of the Towne Centre Premises, Ignyta has a right of first refusal to lease any rentable premises in any building located at 9775 Towne Centre Drive, San Diego, California 92122 for which BMR is seeking a tenant, upon the terms and conditions BMR has agreed upon with a prospective tenant of such rentable premises.

Ignyta will have a one-time option to terminate the Lease (the “Termination Option”) as to all of Ignyta’s then-current premises in the 4545 Building, all of Ignyta’s then-current premises in the 4535 Building or all of the Towne Centre Premises, in each case effective as of the end of the 72nd month after the Lease Commencement Date, subject to the payment of a termination fee defined in the Lease.

The initial monthly rent for the Towne Centre Premises will be $3.58 per rentable square foot. However, the first eight months’ rent under the Lease will be abated, provided that Ignyta is not in default of the Lease during such period. The monthly rent will increase by 3.0% on each anniversary of the Lease Commencement Date. Ignyta has also provided to BMR a security deposit of $340,622.68.

BMR will be responsible for completing landlord improvements and tenant improvements in the Towne Centre Premises. The costs of such landlord improvements will be borne by BMR, and the cost of such tenant improvements will be borne by BMR unless such costs are in excess of an aggregate tenant improvement allowance of $13,320,440, provided that BMR will make available upon request by Ignyta an additional tenant improvement allowance of up to $1,427,190, with any portion of such amount used by Ignyta amortized through an adjustment to base rent over the remaining term of the Lease at a rate of eight percent annually.

If the Lease Commencement Date has not occurred by October 16, 2016 (subject to extension for delays caused by Ignyta or force majeure events), then BMR will provide Ignyta with one day of additional rent abatement for each day that the commencement of the Lease is delayed, other than due to delays caused by Ignyta or force majeure events.

Under the Lease, Ignyta will be responsible for a pro rata share of BMR’s operating expenses for the Axiom project of which the Towne Centre Premises are a part. However, increases in controllable operating expenses (as defined in the Lease) will be capped at 5% on a calendar year over calendar year basis, beginning with the 2018 calendar year. Ignyta will also be responsible for utilities it uses in the leased premises.

The Lease contains customary default provisions allowing BMR to terminate the Lease, among other remedies, if Ignyta fails to remedy a breach of any of its obligations within specified time periods, or upon bankruptcy or insolvency of Ignyta.

Ignyta intends to use the 4545 Building as its new corporate headquarters once the landlord improvements and tenant improvements have been completed.

On October 16, 2015, Ignyta also entered into the Fifth Amendment (the “Amendment”) to the Lease dated February 13, 2013, as amended (as amended by the Amendment, the “Existing Lease”), with BMR’s affiliate BMR-Coast 9

LP to lease approximately 20,074 rentable square feet of office and laboratory space in the building located at 11080 Roselle Street, San Diego, California 92121 (the “11080 Building”). In addition to the 11080 Building, the Existing Lease relates to the lease by Ignyta of approximately 8,219 rentable square feet of office and laboratory space in Suite A (“Suite A”) of the building located at 11095 Flintkote Avenue, San Diego, California 92121 (the “11095 Building”), approximately 4,074 rentable square feet of office and laboratory space in Suite D of the 11095 Building (“Suite D”), approximately 11,710 rentable square feet of office and laboratory space in the building located at 11111 Flintkote Avenue, San Diego, California 92121 (the “11111 Building”), and approximately 3,501 square feet of rentable square feet of office space in the building located at 11120 Flintkote Avenue, San Diego, California 92121 (the “11120 Premises”). The lease term with respect to the 11080 Building is expected to commence on or before January 4, 2016. The monthly rent for the 11080 Building will be $2.75 per rentable square foot.

Pursuant to the Amendment, the expiration dates of the lease terms for each of the leased premises were amended to be as follows: for the 11080 Building and the 11111 Building, 30 days after the Lease Commencement Date for the Towne Centre Premises; for the 11120 Premises, May 16, 2016; for Suite D, 120 days after the Lease Commencement Date for the Towne Centre Premises; and for Suite A, 300 days after the Lease Commencement Date for the Towne Centre Premises. In addition, Ignyta will no longer have any rights under the Existing Lease to expand the leased premises or to extend the lease term with respect to any of the leased premises.

The foregoing description of the Lease and the Amendment is qualified in its entirety by reference to the full text of the Lease and the Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Lease dated October 16, 2015, between Ignyta, Inc. and BMR-Axiom LP.
10.2	Fifth Amendment to Lease dated October 16, 2015, between Ignyta, Inc. and BMR-Coast 9 LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2015	IGNYTA, INC.

By: /s/ Jonathan E. Lim, M.D.
Name: Jonathan E. Lim, M.D.
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Lease dated October 16, 2015, between Ignyta, Inc. and BMR-Axiom LP.
10.2	Fifth Amendment to Lease dated October 16, 2015, between Ignyta, Inc. and BMR-Coast 9 LP.

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